UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2004

Paradigm Genetics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-30365	56-2047837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

108 Alexander Drive, Research Triangle Park, North Carolina	27709
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 425-3000

Item 12. Disclosure of Results of Operations and Financial Condition.

The following exhibits are furnished with this report:

Exhibit Number	Description
99.1	Press Release dated February 19, 2004.

On February 19, 2004, the Registrant issued a press release to report its financial results for the quarter and year ended December 31, 2004. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Paradigm Genetics, Inc. (Registrant)

Date: February 20, 2004	By:	/s/ PHILIP R. ALFANO
Philip R. Alfano Vice President, Finance and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description	Sequential Page Number
99.1	The Registrant’s Press Release dated February 19, 2004	5

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